UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 10, 2014 (September 10, 2014)

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VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-36479	42-3234977
(Commission File Number)	(IRS Employer Identification No.)

6600 Governors Lake Parkway Norcross, GA	30071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 447-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 10 and 11, 2014, certain members of management of Veritiv Corporation (the “Company”) are scheduled to attend and deliver presentations at the KeyBanc Capital Markets Basic Materials and Packaging Conference and the UBS Global Paper and Forest Products Conference, respectively. A copy of the presentation materials to be used at each conference is attached hereto as Exhibit 99.1

The information in this Current Report on Form 8-K: (i) is being furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and (ii) will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

99.1	Presentation materials of Veritiv Corporation to be used on September 10 and 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: September 10, 2014	/s/ Mark W. Hianik

Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Presentation materials of Veritiv Corporation to be used on September 10 and 11, 2014.